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                            CAPITAL ONE MASTER TRUST

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                                        TRUST EXCESS SPREAD ANALYSIS -                 DECEMBER-01

      Card Trust                                   COMT 96-2          COMT 96-3         COMT 97-1          COMT 97-2
      Deal Size                                     $750MM             $500MM             $608MM            $502MM
      Expected Maturity(Class A):                  12/15/01            1/15/04           6/15/02            8/15/02
      --------------------------------------------------------------------------------------------------------------------
      Excess Spread:
            Portfolio Yield                         22.02%             22.02%             22.02%            22.02%
             LESS:       (Wt Avg) Coupon            -1.39%              2.16%             2.00%              2.18%
                         SVC Fees                    1.50%              1.50%             1.50%              1.50%
                         Charge-Offs                 4.22%              4.22%             4.22%              4.22%

      Excess Spread:         Nov-01                 17.70%             14.14%             14.30%            14.12%
                             Oct-01                 13.81%             13.78%             13.06%            13.91%
                             Sep-01                 14.93%             14.90%             14.53%            14.13%
      3-Mo Avg Excess Spread                        15.48%             14.27%             13.96%            14.05%
      --------------------------------------------------------------------------------------------------------------------

      Delinquents:       30 to 59 days               1.76%              1.76%             1.76%              1.76%
                         60 to 89 days               1.12%              1.12%             1.12%              1.12%
                         90+ days                    2.35%              2.35%             2.35%              2.35%

      Monthly Payment Rate                          15.40%             15.40%             15.40%            15.40%

      Card Trust                                   COMT 98-1          COMT 98-4         COMT 99-1          COMT 99-2
      Deal Size                                     $591MM             $750MM             $625MM            $625MM
      Expected Maturity(Class A):                   4/15/08           11/15/03           05/15/04          05/15/02

      --------------------------------------------------------------------------------------------------------------------
      Excess Spread:
            Portfolio Yield                         22.02%             22.02%             22.02%            22.02%
             LESS:       (Wt Avg) Coupon             6.07%              5.01%             2.60%              2.16%
                         SVC Fees                    1.50%              1.50%             1.50%              1.50%
                         Charge-Offs                 4.22%              4.22%             4.22%              4.22%

      Excess Spread:         Nov-01                 10.23%             11.29%             13.70%            14.14%
                             Oct-01                  9.83%             10.84%             13.42%            13.78%
                             Sep-01                 11.42%             12.41%             14.56%            14.90%
      3-Mo Avg Excess Spread                        10.49%             11.51%             13.89%            14.27%
      --------------------------------------------------------------------------------------------------------------------

      Delinquents:       30 to 59 days               1.76%              1.76%             1.76%              1.76%
                         60 to 89 days               1.12%              1.12%             1.12%              1.12%
                         90+ days                    2.35%              2.35%             2.35%              2.35%

      Monthly Payment Rate                          15.40%             15.40%             15.40%            15.40%

      Card Trust                                   COMT 99-3          COMT 00-1         COMT 00-2          COMT 00-3
      Deal Size                                     $500MM             $600MM             $750MM            $1000MM
      Expected Maturity(Class A):                   7/17/06           02/17/03           06/15/05          08/15/07

      --------------------------------------------------------------------------------------------------------------------
      Excess Spread:
            Portfolio Yield                         22.02%             22.02%             22.02%            22.02%
             LESS:       (Wt Avg) Coupon             2.77%              7.16%             7.26%              2.79%
                         SVC Fees                    1.50%              1.50%             2.00%              2.00%
                         Charge-Offs                 4.22%              4.22%             4.22%              4.22%

      Excess Spread:         Nov-01                 13.53%              9.14%             8.54%             13.01%
                             Oct-01                 13.26%              8.76%             8.16%             12.74%
                             Sep-01                 14.39%             10.39%             9.79%             13.88%
      3-Mo Avg Excess Spread                        13.73%              9.43%             8.83%             13.21%
      --------------------------------------------------------------------------------------------------------------------

      Delinquents:       30 to 59 days               1.76%              1.76%             1.76%              1.76%
                         60 to 89 days               1.12%              1.12%             1.12%              1.12%
                         90+ days                    2.35%              2.35%             2.35%              2.35%

      Monthly Payment Rate                          15.40%             15.40%             15.40%            15.40%

      Card Trust                                   COMT 00-4          COMT 00-5         COMT 01-1          COMT 01-2
      Deal Size                                     $1200MM            $1250MM           $1200MM            $1200MM
      Expected Maturity(Class A):                  10/17/05           10/15/03           2/15/08            3/15/06

      --------------------------------------------------------------------------------------------------------------------
      Excess Spread:
            Portfolio Yield                         22.02%             22.02%             22.02%            22.02%
             LESS:       (Wt Avg) Coupon             6.22%              6.12%             2.28%              5.24%
                         SVC Fees                    2.00%              2.00%             2.00%              2.00%
                         Charge-Offs                 4.22%              4.22%             4.22%              4.22%

      Excess Spread:         Nov-01                  9.58%              9.68%             13.52%            10.56%
                             Oct-01                  9.90%              9.99%             13.16%            10.78%
                             Sep-01                 11.22%             11.31%             14.27%            12.13%
      3-Mo Avg Excess Spread                        10.23%             10.33%             13.65%            11.16%
      --------------------------------------------------------------------------------------------------------------------

      Delinquents:       30 to 59 days               1.76%              1.76%             1.76%              1.76%
                         60 to 89 days               1.12%              1.12%             1.12%              1.12%
                         90+ days                    2.35%              2.35%             2.35%              2.35%

      Monthly Payment Rate                          15.40%             15.40%             15.40%            15.40%

      Card Trust                                   COMT 01-3          COMT 01-4         COMT 01-5          COMT 01-6
      Deal Size                                     $750MM             $1000MM           $1000MM            $1300MM
      Expected Maturity(Class A):                   5/15/06            6/15/04           8/15/06            8/15/08

      --------------------------------------------------------------------------------------------------------------------
      Excess Spread:
            Portfolio Yield                         22.02%             22.02%             22.02%            22.02%
             LESS:       (Wt Avg) Coupon             5.01%              2.21%             4.88%              2.61%
                         SVC Fees                    2.00%              2.00%             2.00%              2.00%
                         Charge-Offs                 4.22%              4.22%             4.22%              4.22%

      Excess Spread:         Nov-01                 10.80%             13.59%             10.92%            13.19%
                             Oct-01                 10.35%             13.17%             10.48%            12.90%
                             Sep-01                 11.92%             14.24%             12.05%            14.04%
      3-Mo Avg Excess Spread                        11.02%             13.67%             11.15%            13.38%
      --------------------------------------------------------------------------------------------------------------------

      Delinquents:       30 to 59 days               1.76%              1.76%             1.76%              1.76%
                         60 to 89 days               1.12%              1.12%             1.12%              1.12%
                         90+ days                    2.35%              2.35%             2.35%              2.35%

      Monthly Payment Rate                          15.40%             15.40%             15.40%            15.40%

      Card Trust                                   COMT 01-7          COMT 01-8
      Deal Size                                     $1000MM            $1000MM
      Expected Maturity(Class A):                  10/15/04           10/16/06

      -----------------------------------------------------------------------------
      Excess Spread:
            Portfolio Yield                         22.02%             22.02%
             LESS:       (Wt Avg) Coupon             3.66%              4.31%
                         SVC Fees                    2.00%              2.00%
                         Charge-Offs                 4.22%              4.22%

      Excess Spread:         Nov-01                 12.14%             11.50%
                             Oct-01                 11.70%             11.66%
                             Sep-01                 14.30%              #N/A
      3-Mo Avg Excess Spread                        12.72%              #N/A
      -----------------------------------------------------------------------------

      Delinquents:       30 to 59 days               1.76%              1.76%
                         60 to 89 days               1.12%              1.12%
                         90+ days                    2.35%              2.35%

      Monthly Payment Rate                          15.40%             15.40%
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  This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

  COMMENTS:

  Capital One Master Trust performance statistics are also available at the Capital One web site: http://www.capitalone.com/invest/financials/abs.html


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